UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05770

Exact name of registrant as specified in charter:	Aberdeen Chile Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

11

Aberdeen Chile Fund, Inc.

Semi-Annual Report
June 30, 2011

Invests primarily in Chilean securities.

Aberdeen

Managed Distribution Policy

The Board of Directors of the Fund has authorized a managed distribution policy (MDP) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, December 31. However, under the Investment Company Act of 1940 (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the period commencing January 1, 2011 including the distribution paid on July 15, 2011, are comprised of 100% net realized long-term capital gains.

This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

In January 2012, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2011 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan

The Fund has a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is sponsored and administered by Computershare Trust Company, N.A., the Fund’s transfer agent.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through our transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

All amounts are U.S. dollars unless otherwise stated.

Closed-end funds have a one-time initial public offering and then are subsequently traded on the secondary market through one of the stock exchanges. The investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks may be enhanced in emerging market countries. Concentrating investments in a single country, region or industry may subject a fund to greater price volatility and risk of loss than more diverse funds. Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

NOT FDIC INSURED | NO BANK GUARANTEE | MAY LOSE VALUE

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Letter to Shareholders (unaudited)

August 12, 2011

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Chile Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2011. The Fund’s principal investment objective is to seek total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was (2.5%) for the six months ended June 30, 2011, assuming reinvestment of distributions, compared with a return of 0.3% for the Fund’s benchmark, the MSCI Chile Index.

Share Price Performance

The Fund’s share price decreased 4.4% over the six months, from $22.67 on December 31, 2010 to $21.67 on June 30, 2011. The Fund’s share price on June 30, 2011 represented a premium of 5.3% to the NAV per share of $20.58 on that date, compared with a premium of 2.8% to the NAV per share of $22.05 on December 31, 2010. As of August 12, 2011, the share price was $19.17, representing a premium of 5.8% to the NAV per share of $18.12. Based on market price, the total return based on the Fund’s shares gained 0.2% during the period, assuming reinvestment of distributions.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In September 2010, the Fund’s Board of Directors (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in October 2010. This policy is subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

Consistent with this policy, on June 8, 2011, the Board authorized a quarterly distribution of $0.52 per share, payable on July 15, 2011 to all shareholders of record as of June 30, 2011.

Market Review

The first half of 2011 was a difficult period for Chilean equities, as global risk aversion increased and investors reallocated capital away from emerging markets in favour of developed markets, on the back of signs of a recovery in developed market economies. Towards the end of the period, however, concerns over developed economies and in particular the health of the U.S. and Europe economies gained center stage. It would appear that the U.S. recovery remains very fragile and sovereign debt concerns in Europe continue to linger, and indeed show no sign of being resolved any time soon.

Notwithstanding external issues, Chile also had some internal issues that also weighed on investor sentiment during the quarter. Similar to most emerging markets, Chile is also battling with an overvalued currency and inflation that continues to edge higher. This has put the central bank into a difficult position of having to raise rates to tame inflation, whilst also managing the inflows of capital that higher rates cause. At the start of the year, the government announced a US$12bn intervention in the currency market as an attempt to dampen currency appreciation. The impact of this measure to date has been limited and the local currency continues to strengthen, further damaging the export sector.

Against this backdrop the Chilean MSCI Index returned 0.31% in USD terms, though this was bolstered by the continued strong performance of the Chilean Peso versus the U.S. Dollar. During the period, the traditional defensive sectors of telecoms and utilities performed particularly well as investors rushed to safer havens. Against this, the consumer sectors performed poorly, as did the export-lead industrial sector. The consumer sector in particular was negatively impacted by the uncovering of a fraud at the credit division of retailer La Polar, a position the Fund sold shortly after the discovery. With the resulting weakness in consumer stocks, the Fund benefitted by not owning Cencosud, but against this the holding in its competitor S.A.C.I. Falabella underperformed.

During the period, the Fund benefitted from its holdings in the materials sector. The continued strength in the pulp price benefitted forestry company Empresas CMPU S.A., whilst strength in demand for fertilizers continued to bolster the results of Sociedad Quimica y Minera de Chile S.A. It also benefitted from not owning CAP S.A., a manufacturer of steel, which suffered due to concerns over demand going forward given the global economic weakness. IT services company Sonda S.A., was also beneficial to performance as demand for their services continues to be robust and their expansion into Brazil also continues to be going well.

Outlook

In the short term, we believe volatility is likely to persist as investors digest the impact of the European sovereign debt crisis, the weakening U.S. economy, and the impact on markets of the end of the second round of quantitative easing. However, a weakening global economy, combined with Chile’s aggressive fiscal tightening makes it likely in our opinion that the inflationary environment will start to look more benign as we get towards the end of 2011, potentially easing one major recent concern of investors.

Aberdeen Chile Fund, Inc.	1

Letter to Shareholders (unaudited) (concluded)

August 12, 2011

Whilst the economy in Chile remains extremely robust, we believe the economy will suffer if the developed world recovery falters. Continued currency appreciation also brings the risk that the central bank will introduce more aggressive forms of currency controls, which potentially worsen the investment environment. On balance though, we believe the companies in the Fund’s portfolio are generally well managed and are generally in a healthy financial position with robust balance sheets.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of recent distributions, please contact Aberdeen by:

•    Calling toll free at 1-866-839-5205 in the United States,

•    Emailing InvestorRelations@aberdeen-asset.com, or

•    Visiting the website at www.aberdeench.com.

For additional information on the Aberdeen Closed-End Funds, Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef.

From the site you will also be able to review Fund performance, download literature and sign up for email services. The site houses topical information about the funds, including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for our email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Included within this report is a reply card with postage paid envelope. Please complete and mail the card if you would like to be added to our enhanced email service and receive future communications from Aberdeen.

Yours sincerely,

Christian Pittard
President

2	Aberdeen Chile Fund, Inc.

Portfolio Summary (unaudited)

June 30, 2011

Sector Allocation

Top 10 Holdings, by Issuer

June 30, 2011 (unaudited)

Holding		Sector	Percent of Net Assets
1.	Empresas COPEC S.A.	Industrial Conglomerates	14.6%
2.	Empresas CMPC S.A.	Paper & Forest Products	12.7%
3.	Sociedad Química y Minera de Chile S.A.	Chemicals	11.2%
4.	Banco Santander Chile	Commercial Banks	10.6%
5.	S.A.C.I. Falabella	Multiline Retail	10.0%
6.	Enersis S.A.	Electric Utilities	9.0%
7.	Lan Airlines S.A.	Airlines	5.2%
8.	Viña Concha y Toro S.A.	Beverages	4.3%
9.	Cia Cervecerías Unidas S.A.	Beverages	3.8%
10.	Sonda S.A.	IT Services	3.6%

Average Annual Returns

June 30, 2011 (unaudited)

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	34.56%	16.68%	20.15%	18.05%
Market Value	50.81%	23.12%	20.76%	21.03%

Aberdeen Asset Management Investment Services Limited has voluntarily waived fees and/or reimbursed expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change and may be discontinued at any time. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on market price and NAV. Past performance is no guarantee of future results. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The annualized gross expense ratio is 1.97%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.83%.

Aberdeen Chile Fund, Inc.	3

Portfolio of Investments (unaudited)

June 30, 2011

No. of Shares	Description	Value
EQUITY SECURITIES—100.8%
AIRLINES—5.2%
309,500	Lan Airlines S.A.	$ 8,821,097
BEVERAGES—13.0%
544,283	Cia Cervecerías Unidas S.A.	6,521,846
1,263,524	Coca—Cola Embonor S.A., PNA(a)	2,351,855
1,249,000	Embotelladora Andina S.A., PNB	5,959,709
2,718,000	Viña Concha y Toro S.A.	7,310,423
		22,143,833
CHEMICALS—11.2%
119,650	Sociedad Química y Minera de Chile S.A., Class B, ADR	7,743,748
172,500	Sociedad Química y Minera de Chile S.A., PNB	11,220,712
		18,964,460
COMMERCIAL BANKS—15.7%
24,907,464	Banco de Chile	3,618,204
74,820	Banco de Crédito e Inversiones	4,978,928
198,886,987	Banco Santander Chile	17,980,048
		26,577,180
ELECTRIC UTILITIES—9.0%
33,200,000	Enersis S.A.	15,337,285
INDUSTRIAL CONGLOMERATES—14.6%
1,311,889	Empresas COPEC S.A.	24,842,661
IT SERVICES—3.6%
2,206,000	Sonda S.A.	6,084,378
MULTILINE RETAIL—10.0%
1,604,083	S.A.C.I. Falabella	16,886,891
PAPER & FOREST PRODUCTS—12.7%
402,713	Empresas CMPC S.A.	21,490,665
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.5%
2,657,000	Parque Arauco S.A.	5,941,083
WATER UTILITIES—1.3%
1,442,500	Inversiones Aguas Metropolitanas S.A.	2,206,884
WIRELESS TELECOMMUNICATION SERVICES—1.0%
87,000	ENTEL Chile S.A.	1,766,434
	Total Equity Securities (cost $64,309,992)	171,062,851

4	Aberdeen Chile Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

June 30, 2011

Principal Amount (000’s)	Description	Value
SHORT-TERM INVESTMENT—1.0%
UNITED KINGDOM—1.0%
$1,758	Bank of America London, overnight deposit, 0.03%, 07/01/11 (cost $1,758,000)	$ 1,758,000
	Total Investments—101.8%(cost $66,067,992)	172,820,851
	Liabilities in Excess of Cash and Other Assets—(1.8)%	(2,990,721)
	Net Assets—100.0%	$ 169,830,130

(a)	Illiquid Security.
PNA	Preferred Shares, Class A.
PNB	Preferred Shares, Class B.
ADR	American Depositary Receipts.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	5

Statement of Assets and Liabilities (unaudited)
As of June 30, 2011

Assets
Investments, at value (Cost $66,067,992)	$ 172,820,851
Cash (including $1,856,052 of foreign currencies with a cost of $1,860,021)	1,861,987
Capital stock sold receivable	111,661
Prepaid expenses	181,510
Total assets	174,976,009
Liabilities
Dividends and distributions (Note 1)	4,289,141
Investment advisory fees payable (Note 2)	420,750
Administration fees payable (Note 2)	9,675
Chilean taxes (Note 1)	256,098
Accrued expenses and other liabilities	170,215
Total liabilities	5,145,879

Net Assets	$ 169,830,130
Net Assets consist of
Capital stock, $0.001 par value (Note 4)	$ 8,254
Paid-in capital	49,204,477
Distributions in excess of net investment income	(6,787,982)
Accumulated net realized gain on investments and foreign currency related transactions	20,751,567
Net unrealized appreciation on investments and foreign currency translation	106,653,814
Net Assets applicable to shares outstanding	$ 169,830,130
Net asset value per share, based on 8,253,661 shares issued and outstanding	$ 20.58

See Notes to Financial Statements.

6	Aberdeen Chile Fund, Inc.

Statement of Operations (unaudited)
For the Six Months Ended June 30, 2011

Investment Income
Income:
Dividends and other income	$ 3,168,948
Less: Foreign taxes withheld	(10,101)
Total investment income	3,158,847
Expenses:
Investment advisory fees (Note 2)	926,017
Custodian’s fees and expenses	86,665
Directors’ fees and expenses	73,128
Administration fees (Note 2)	72,742
Legal fees and expenses	54,402
Reports to shareholders and proxy solicitation	34,584
Investor relations fees and expenses (Note 2)	32,439
Independent auditor’s fees and expenses	30,098
Insurance expense	24,694
Transfer agent’s fees and expenses	19,475
Miscellaneous	37,489
Chilean taxes (Note 1)	210,032
Total expenses	1,601,765
Less: Fee waivers (Note 2)	(114,938)
Net expenses	1,486,827

Net investment income	1,672,020
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions	1,334,482
Foreign currency transactions	48,788
Net change in unrealized depreciation of investments and foreign currency translation (includes $95,077 of Chilean repatriation taxes on unrealized gains) (Note 1)	(5,922,360)
Net realized and unrealized loss on investments and foreign currency transactions	(4,539,090)
Net Decrease in Net Assets Resulting from Operations	$ (2,867,070)

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	7

Statement of Changes in Net Assets

	For the Six Months Ended June 30, 2011 (unaudited)	For the Year Ended December 31, 2010
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 1,672,020	$ 377,620
Net realized gain on investments and foreign currency related transactions	1,383,270	47,410,342
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(5,922,360)	2,233,914
Net increase/(decrease) in net assets resulting from operations	(2,867,070)	50,021,876
Dividends and distributions to shareholders from:
Net investment income	(8,460,002)	(74,745)
Net realized gain on investments	–	(27,346,856)
Total dividends and distributions to shareholders	(8,460,002)	(27,421,601)
Capital share transactions:
Issuance of 75,502 and 0 shares, respectively, due at-the-market offering (Note 4)	1,626,181	–
Issuance of 552,080 and 0 shares, respectively, due to stock distribution (Note 4)	11,378,369	–
Cost of 0 and 2,542,026 shares, respectively, purchased through a tender offer (Note 4)	–	(45,298,903)
Total capital share transactions	13,004,550	(45,298,903)
Total increase/(decrease) in net assets resulting from operations	1,677,478	(22,698,628)
Net Assets
Beginning of period	168,152,652	190,851,280
End of period*	$169,830,130	$168,152,652

* Includes distributions in excess of net investment income of $(6,787,982) and $0, respectively.

See Notes to Financial Statements.

8	Aberdeen Chile Fund, Inc.

Financial Highlights

	For the Six Months Ended June 30, 2011		For the Fiscal Years Ended December 31,
	(unaudited)		2010	2009	2008	2007	2006
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$22.05		$18.77	$11.05	$18.78	$17.33	$14.16
Net investment income(a)	0.21		0.04	0.11	0.20	0.11	0.01
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(0.65)		6.64	8.68	(7.01)	3.85	4.28
Net increase/(decrease) in net assets resulting from operations	(0.44)		6.68	8.79	(6.81)	3.96	4.29
Dividends and distributions to shareholders:
Net investment income	(1.03)		(0.01)	(0.33)	(0.16)	(0.12)	(0.03)
Net realized gain	–		(3.45)	(0.74)	(0.76)	(2.39)	(1.09)
Total dividends and distributions to shareholders	(1.03)		(3.46)	(1.07)	(0.92)	(2.51)	(1.12)
Anti-dilutive impact due to capital shares tendered	–		0.06	–	–	–	–
Net asset value, end of period	$20.58		$22.05	$18.77	$11.05	$18.78	$17.33
Market value, end of period	$21.67		$22.67	$17.90	$9.82	$22.00	$16.92
Total Investment Return Based on:
Market value(b)	0.21%		49.48%	93.78%	(51.78% )	49.56%	2.35%
Net asset value	(2.15%	)	38.65%	80.58%	(36.43% )	24.65%	30.66%

Ratio/Supplementary Data
Net assets, end of period (000 omitted)	$169,830		$168,153	$190,851	$112,362	$190,448	$175,680
Average net assets (000 omitted)	$163,763		$176,275	$156,471	$175,102	$206,623	$153,963
Ratio of expenses to average net assets(c)	1.83%	(d)	2.07%	1.94%	1.89%	1.79%	2.14%
Ratio of expenses to average net assets, excluding fee waivers(c)	1.97%	(d)	2.20%	2.02%	1.89%	1.79%	2.14%
Ratio of expenses to average net assets, excluding taxes	1.57%	(d)	1.84%	1.58%	1.50%	1.56%	1.91%
Ratio of net investment income to average net assets	2.06%	(d)	0.21%	0.71%	1.13%	0.55%	0.05%
Portfolio turnover rate	3.45%		41.45%	12.77%	27.33%	23.29%	19.95%

(a)	Based on average shares outstanding.
(b)

Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)	Ratios include the effect of Chilean taxes.
(d)	Annualized.

See Notes to Financial Statements.

Aberdeen Chile Fund, Inc.	9

Notes to Financial Statements (unaudited)

June 30, 2011

Aberdeen Chile Fund, Inc. (the “Fund”), formerly The Chile Fund, Inc., was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The Fund seeks total return, consisting of capital appreciation and income, by investing primarily in Chilean securities.

On March 29, 2010, the Board of Directors of the Fund (the “Board”) approved a name change for the Fund in order to align the Fund’s brand presence more closely with the investment adviser and to differentiate the Fund in a competitive market with many known brands. The Fund’s investment objective and NYSE Amex ticker symbol, CH, remain unchanged.

1. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The U.S. Dollar is used as both the functional and reporting currency.

(a) Security Valuation:

Securities for which market quotations are readily available are valued at current market value as of the “Valuation Time.” The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Equity securities are typically valued at the last quoted sale price. Effective January 1, 2011, if there is no sale price available, the last quoted mean price provided by an independent pricing service approved by the Board is used. Prior to January 1, 2011, if there was no sale price, the last quoted bid price provided by an independent pricing service was used. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange on which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality, such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets.

For the six months ended June 30, 2011, other than described above, there have been no significant changes to the valuation procedures approved by the Board.

Equity securities generally are valued at the last quoted sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the last quoted mean price provided by an independent pricing service. For international equity securities traded on a foreign exchange or market

10	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

which closes prior to the Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used (as described above). This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts, and certain indices, and these securities are categorized as Level 2.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, information provided by the General Partner or Investee Companies such as publicly traded prices, financial statements, capital statements.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund’s investments carried at value. Refer to the Schedule of Investments for a detailed breakout of the security types:

Investments, at value	Level 1*	Level 2*	Level 3*	Balance as of 06/30/2011
Airlines	$8,821,097	$–	$–	$8,821,097
Beverages	22,143,833	–	–	22,143,833
Chemicals	18,964,460	–	–	18,964,460
Commercial Banks	26,577,180	–	–	26,577,180
Electric Utilities	15,337,285	–	–	15,337,285
Industrial Conglomerates	24,842,661	–	–	24,842,661
IT Services	6,084,378	–	–	6,084,378
Multiline Retail	16,886,891	–	–	16,886,891
Paper & Forest Products	21,490,665	–	–	21,490,665
Real Estate Management & Development	5,941,083	–	–	5,941,083
Water Utilities	2,206,884	–	–	2,206,884
Wireless Telecommunication Services	1,766,434	–	–	1,766,434
Short-Term Investments	–	1,758,000	–	1,758,000
Total	$171,062,851	$1,758,000	$–	$172,820,851

*

During the six months ended June 30, 2011, there were no transfers in or out of Level 1, Level 2 and Level 3 fair value measurements and there were no significant changes to the fair valuation methodologies.

Aberdeen Chile Fund, Inc.	11

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Transactions:

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)   market value of investment securities, other assets and liabilities at the valuation date rate of exchange; and

(II)   purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In September 2010, the Board determined the rolling distribution rate to be 10% for the 12 month period commencing with the distribution payable in October 2010. This policy will be subject to regular review by the Fund’s Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies.

(f) Federal Income Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within Chile and other foreign countries may be subject to withholding and other taxes imposed by such countries. The Fund accrues foreign Chilean taxes on realized gains and repatriation taxes in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated

12	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

on the valuation date as a liability and reduction of realized/unrealized gains. Taxes on foreign income are recorded when the related income is recorded. For the six months ended June 30, 2011, the Fund incurred $210,032 of such expense.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not’’ to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years up to the period ended December 31, 2010 are subject to such review.

2. Agreements

Aberdeen Asset Management Investment Services Limited (“AAMISL”) serves as the Fund’s investment adviser with respect to all investments. AAMISL is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAMISL receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 1.15% of amounts from $50-100 million, 1.10% of amounts from $100-150 million, 1.05% of amounts from $150-200 million and 1.00% of amounts over $200 million. AAMISL has voluntarily agreed to waive a portion of its advisory fee, calculated weekly and paid quarterly, equal to 0.20% of the first $50 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.15% of amounts from $50-100 million, 0.10% of amounts from $100-150 million, 0.05% of amounts from $150-$200 million. For the six months ended June 30, 2011, AAMISL earned $926,017 for advisory services to the Fund, of which AAMISL waived $114,938.

Celfin Capital Servicios Financieros S.A. (“Celfin”) serves as the Fund’s investment sub-adviser. For its services, Celfin is paid a fee out of the advisory fee, calculated weekly and paid quarterly, at an annual rate after waiver of 0.17% of the Fund’s average weekly market value or net assets (whichever is lower). For the six months ended June 30, 2011, sub-advisory fees for the Fund amounted to $137,883.

For the six months ended June 30, 2011, Celfin earned approximately $26,604 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAMISL and its affiliates (collectively the “Funds”). On June 8, 2011, the Board approved an amendment to the Administration and Agency agreement fee schedule. Effective as of January 1, 2011, the Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Fund’s aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. Prior to January 1, 2011, the Funds paid BBH & Co. monthly for administrative and fund accounting services, at an annual rate of 0.06% of the Funds’ aggregate assets up to $500 million, 0.0525% for the next $500 million, and 0.0425% in excess of $1 billion. Each Fund pays its pro rata portion of the fee based on its level of assets. For the six months ended June 30, 2011, BBH & Co. earned $13,102 from the Fund for administrative and fund accounting services.

Celfin Capital S.A. Administradora de Fondos de Capital Extranjero (“AFCE”) serves as the Fund’s Chilean administrator. For its services, AFCE is paid a fee out of the advisory fee payable to AAMISL, calculated weekly and paid quarterly at an annual rate of 0.05% of the Fund’s average weekly market value or net assets (whichever is lower). In addition, AFCE receives a supplemental administration fee, annual reimbursement of out-of-pocket expenses and an accounting fee from the Fund. For the six months ended June 30, 2011, the administration fees, supplemental administration fees and accounting fees for the Fund amounted to $40,554, $55,121 and $4,519, respectively.

Under the terms of the Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAMISL, provides investor relations services to the Fund and certain other Funds. For the six months ended June 30, 2011, the Fund incurred fees of approximately $32,290 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the fiscal year ended December 31, 2010, 1,755 shares were purchased pursuant to the Directors compensation plan. During the six months ended June 30, 2011, no shares were purchased pursuant to the Directors compensation plan. Directors as a group own less than 1% of the Fund’s outstanding shares.

3. Investment Transactions

For the six months ended June 30, 2011, Fund purchases and sales of securities, other than short-term investments, were $5,795,216 and $10,156,462, respectively.

4. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of June 30, 2011, the Fund had 8,253,661 shares outstanding.

Aberdeen Chile Fund, Inc.	13

Notes to Financial Statements (unaudited) (continued)

June 30, 2011

On April 21, 2010, the Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 25% of its issued and outstanding shares at a price equal to 99% of the Fund’s net asset value per share at the close of business on the NYSE Amex on June 1, 2010, the first business day following the expiration of the offer. The tender offer commenced on April 30, 2010 and expired on May 28, 2010.

In connection with the tender offer, the Fund purchased 2,542,026 shares of capital stock at a price equal to $17.82. The tender offer was oversubscribed and all tenders of shares were subject to pro ration (at a ratio of approximately 0.413880429) in accordance with the terms of the tender offer.

On December 7, 2010 the Board declared the payment of a distribution to be paid in the amount of $1.6591 per share of common stock, on January 28, 2011, to shareholders of record at the close of business on December 16, 2010. As announced, the distribution was payable in the Fund’s common stock. However, shareholders had the option to request that their distributions be paid in cash in lieu of common stock. The aggregate amount of cash distributions to all shareholders was limited to 10% of the aggregate dollar amount of the total distribution. Because cash distribution requests exceeded this limit, the Fund pro rated the cash distribution among all shareholders who made such requests. Shareholders who requested cash distributions received $0.28396 per share or 17.11% of the distribution in cash and received the balance in the Fund’s common stock. For purposes of computing the stock portion of the dividend, the common stock distributed was valued at $20.61 per share, which equaled the average closing price of the Fund’s common shares on the NYSE Amex on January 19, 2011 and the two preceding trading days. Following the closing of the elective cash distribution, the Fund issued 552,080 shares.

The Fund has filed a “shelf” registration statement with the SEC, which would permit the Fund to issue up to $75 million in shares of common stock through one or more public offerings. Under the shelf registration statement, the Fund may sell the Fund’s common shares in one or more at-the-market offerings when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised would be used for investment purposes. Through June 30, 2011, there were 75,502 shares sold through an at-the-market offering.

5. Credit Facility

On November 12, 2010, the Fund entered into a joint credit facility along with certain other Funds. The Funds agreed to a $10 million committed revolving joint credit facility with BBH & Co. for temporary or emergency purposes. Under the terms of the joint credit facility, the Funds pay an aggregate commitment fee on the average unused amount of the credit facility. In addition, the Funds pay interest on borrowings at the Overnight LIBOR rate plus a spread. For the six months ended June 30, 2011, the Fund had no borrowings under the joint credit facility.

6. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include, among others, currency risks, information risk and political risk. Currency risk results from securities denominated in currencies other than U.S. Dollars that are subject to changes in value due to fluctuations in exchange rates. Information risk arises with respect to foreign securities when key information about foreign issuers may be inaccurate or unavailable. Political risk includes future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries. Other risks of investing in foreign securities include liquidity and valuation risks.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

(b) Risks Associated with Chilean Markets:

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States, including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

14	Aberdeen Chile Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

June 30, 2011

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

At June 30, 2011, the identified cost for federal income tax purposes, the gross unrealized appreciation from investments for those securities having an excess of value over cost, the gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $66,067,992, $106,996,592, $(243,733) and $106,752,859, respectively.

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of June 30, 2011.

Aberdeen Chile Fund, Inc.	15

Results of Annual General Meeting of Shareholders (unaudited)

The Annual Meeting of Shareholders of the Fund was held on April 5, 2011 at the offices of Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
James J. Cattano	5,338,860.01	147,024.05
Steven N. Rappaport	5,342,366.93	143,517.13

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, Lawrence J. Fox, and Martin M. Torino.

Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•   By calling 1-866-839-5205;

•   On the website of the Securities and Exchange Commission, www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

16	Aberdeen Chile Fund, Inc.

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Corporate Information

Directors	U.S. Administrator & Custodian
Enrique R. Arzac, Chairman	Brown Brothers Harriman & Co.
James J. Cattano	40 Water Street
Lawrence J. Fox	Boston, MA 02109
Steven N. Rappaport
Martin M. Torino	Chilean Administrator
Celfin Capital S.A. Administradora de Fondos de
Officers	Capital Extranjero
Christian Pittard, President	Av. Apoquindo 3721, Piso 19
Jeffrey Cotton, Vice President Compliance and Chief Compliance Officer	Las Condes
Andrea Melia, Treasurer and Chief Financial Officer	Santiago, Chile
Megan Kennedy, Vice President and Secretary
Alan Goodson, Vice President	Shareholder Servicing Agent
Joanne Irvine, Vice President	Computershare Trust Company, N.A.
Devan Kaloo, Vice President	P.O. Box 43078
Jennifer Nichols, Vice President	Providence, RI 02940
Nick Robinson, Vice President
Lucia Sitar, Vice President	Independent Registered Public Accounting Firm
Tim Sullivan, Vice President	PricewaterhouseCoopers LLP
Hugh Young, Vice President	125 High Street
Sharon Greenstein, Assistant Treasurer	Boston, MA 02110

Investment Adviser	Legal Counsel
Aberdeen Asset Management Investment Services Limited	Willkie Farr & Gallagher LLP
Bow Bells House	787 Seventh Avenue
1 Bread Street	New York, NY 10019
London, United Kingdom
EC4M 9HH	Investor Relations
Aberdeen Asset Management Inc.
Investment Sub-Adviser	1735 Market Street, 32nd Floor
Celfin Capital Servicios Financieros S.A.	Philadelphia, PA 19103
Av. Apoquindo 3721, Piso 19	1-866-839-5205
Las Condes	InvestorRelations@aberdeen-asset.com
Santiago, Chile

Aberdeen Asset Management Investment Services Limited

The accompanying Financial Statements as of June 30, 2011, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Chile Fund, Inc. are traded on the NYSE Amex Exchange under the symbol “CH”. Information about the Fund’s net asset value and market price is available at www.aberdeench.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Chile Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) This item is inapplicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2011, there were no changes in any of the Portfolio Managers identified in the Registrant’s Annual Report on Form N-CSR filed on March 7, 2011.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2011, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified by the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits (c)(1) and (c)(2), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Chile Fund, Inc.

Date: September 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Aberdeen Chile Fund, Inc.

By: /s/ Christian Pittard

Christian Pittard,

President of

Aberdeen Chile Fund, Inc.

Date: September 8, 2011

By: /s/ Andrea Melia

Andrea Melia,

Treasurer and Chief Financial Officer of

Aberdeen Chile Fund, Inc.

Date: September 8, 2011

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1) – Distributions notice to stockholders

12(c)(2) – Distribution notice to stockholders